UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 8, 2006


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                             04-2601571
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts             01960
 (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant  to Rule 425 under  the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant  to  Rule 14a-12 under the  Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to  Rule  13e-4(c)   under  the
     Exchange Act (17 CFR 240.13e-4c))

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
Item 4.01.  Changes in Registrant's Certifying Accountant

(a)

     BDO Seidman, LLP ("BDO"), the Company's independent reegistered accounting firm, has resigned and declined to submit a proposal for the audit of the Company's financial records for the fiscal year ending June 30, 2006.

     During the past two fiscal years the reports on the Company's financial statements were unqualified. The reports of BDO contained no adverse opinion, disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and the two subsequent interim periods preceding the resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no "reportable events" as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

     The Company has made the contents of this Form 8-K available to BDO and requested it to furnish a letter to the SEC as to whether BDO agrees or disagrees with, or wishes to clarify the Company's expression of their views. A copy of BDO's letter to the SEC is included as Exhibit 16.1 to this Form 8-K.

(b)

     On March 8, 2006, the Company engaged a new principal accounting firm, Eisner, LLP ("Eisner"), to review the financial statements for the quarter ending March 31, 2006 and to perform the audit for the fiscal year ending June 30, 2006. During the Company's two most recent fiscal years and the two subsequent interim periods prior to engaging Eisner, the Company has not consulted the newly engaged accountant on any matters.

     This change in accountants was approved by the audit committee and board of directors.

Item 9.01.  Financial Statements and Exhibits

Exhibit 16.1   LETTER RE CHANGE IN CERTIFYING ACCOUNTANT


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
SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PHC, INC.


Date: March 10, 2006                             By: /s/ Bruce A. Shear
                                                     ____________________
                                                         Bruce A. Shear
                                                         President





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